                                               As filed pursuant to Rule 497
                                               Under the Securities Act of 1933
                                               Registration No. 333-137864



                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
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                            VARIABLE SEPARATE ACCOUNT
                         SUPPLEMENT TO THE PROSPECTUSES
                POLARISAMERICA VARIABLE ANNUITY DATED MAY 2, 2005
                POLARIS ADVISOR VARIABLE ANNUITY DATE MAY 1, 2007
                   POLARIS VARIABLE ANNUITY DATED MAY 1, 2008
                  POLARIS II VARIABLE ANNUITY DATED MAY 1, 2008
              POLARIS CHOICE II VARIABLE ANNUITY DATED MAY 1, 2008
              POLARIS PROTECTOR VARIABLE ANNUITY DATED MAY 1, 2008
             POLARIS PLATINUM II VARIABLE ANNUITY DATED MAY 1, 2008
              POLARIS CHOICE III VARIABLE ANNUITY DATED MAY 1, 2008
          POLARIS PREFERRED SOLUTION VARIABLE ANNUITY DATED MAY 1, 2008
              POLARIS ADVANTAGE VARIABLE ANNUITY DATED MAY 1, 2008
             POLARIS ADVISOR III VARIABLE ANNUITY DATED MAY 1, 2008
          POLARIS II PLATINUM SERIES VARIABLE ANNUITY DATED MAY 1, 2008
          WM DIVERSIFIED STRATEGIES VARIABLE ANNUITY DATED MAY 1, 2008
        WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY DATED MAY 1, 2008
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                          VARIABLE ANNUITY ACCOUNT TWO
                         SUPPLEMENT TO THE PROSPECTUSES
         VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY DATED OCTOBER 31, 2005
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                          VARIABLE ANNUITY ACCOUNT FOUR
                         SUPPLEMENT TO THE PROSPECTUSES
                ANCHOR ADVISOR VARIABLE ANNUITY DATED MAY 1, 2008
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                          VARIABLE ANNUITY ACCOUNT FIVE
                         SUPPLEMENT TO THE PROSPECTUSES
              SEASONS ADVISOR VARIABLE ANNUITY DATED JULY 30, 2007
             SEASONS ADVISOR II VARIABLE ANNUITY DATED JULY 30, 2007
              SEASONS ELITE VARIABLE ANNUITY DATED AUGUST 28, 2008
            SEASONS SELECT II VARIABLE ANNUITY DATED AUGUST 28, 2008
           SEASONS ADVISOR III VARIABLE ANNUITY DATED AUGUST 28, 2008
        SEASONS PREFERRED SOLUTION VARIABLE ANNUITY DATED AUGUST 28, 2008
           SEASONS ADVANTAGE VARIABLE ANNUITY DATED SEPTEMBER 5, 2008
           SEASONS TRIPLE ELITE VARIABLE ANNUITY DATED AUGUST 28, 2008
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                         VARIABLE ANNUITY ACCOUNT SEVEN
                          SUPPLEMENT TO THE PROSPECTUS
            POLARIS II A-CLASS VARIABLE ANNUITY DATED AUGUST 28, 2008
         POLARIS II ASSET MANAGER VARIABLE ANNUITY DATED AUGUST 28, 2008
    POLARIS II A-CLASS PLATINUM SERIES VARIABLE ANNUITY DATED AUGUST 28, 2008
               POLARIS PLUS VARIABLE ANNUITY DATED AUGUST 28, 2008
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The first paragraph under the section entitled AUTOMATIC ASSET REBALANCING
PROGRAM has been replaced with the following:

         Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios periodically rebalanced to return your allocations to the percentages given at your last instruction for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage change resulting from your transfer within the Variable Portfolios ("Default Rebalancing Instructions"). For example, your current rebalancing instructions allocated 80% in Variable Portfolio A and 20% in Variable Portfolio B. You request a transfer of 50% from Variable Portfolio A to Variable Portfolio C. Then your Default Rebalancing Instructions would be 40% in Variable Portfolio A, 20% in Variable Portfolio B and 40% in Variable Portfolio C. If you do not provide new rebalancing instructions at the time of your transfer, you may change the Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

         Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio which had higher returns into a Variable Portfolio which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you elect certain optional living benefits, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. PLEASE SEE MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS BELOW.


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If offered with your contract and you elected the MarketLock Income Plus or
MarketLock For Life Plus optional living benefit, the second to last paragraph under the heading MARKETLOCK INCOME PLUS "Are there investment requirements if I elect MarketLock Income Plus?" and the heading MARKETLOCK FOR LIFE PLUS "Are there investment requirements if I elect MarketLock For Life Plus?" has been replaced with the following:

         Automatic transfers and/or systematic withdrawals will not result in rebalancing. We will rebalance your contract in accordance with your most current and compliant Automatic Asset Rebalancing Program instructions on file. If you make a transfer that complies with the investment requirements listed above, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage change resulting from your transfer within the Variable Portfolios ("Default Rebalancing Instructions"). If at any point, for any reason, your Automatic Asset Rebalancing Program instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE. You can modify your Automatic Asset Rebalancing Program instructions, as long as they are consistent with the investment requirements at any time by calling the Annuity Service Center.

The following is added to the Investment Options section of the prospectus:

     During periods of low short-term interest rates, and in part due to contract fees and expenses, the yield of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative yields, your investment in the Cash Management Variable Portfolio will lose value.


Dated: November 4, 2008



                Please keep this Supplement with your Prospectus



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